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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 APRIL 16, 2004
                Date of Report (Date of Earliest Event Reported)



                           NORTHGATE INNOVATIONS, INC.
               (Exact Name of Registrant as Specified in Charter)


    DELAWARE                       0-27878                     13-3779546
(State or Other             (Commission File Number)          (IRS Employer
 Jurisdiction of                                            Identification No.)
  Incorporation)


      801 SENTOUS STREET, CITY OF INDUSTRY, CALIFORNIA        91748
         (Address of Principal Executive Offices)           (Zip Code)

                                 (626) 923-6000
              (Registrant's telephone number, including area code)





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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Previous Independent Accountants

On April 16, 2004, Northgate Innovations, Inc. ("the Company") dismissed Corbin & Company, LLP ("Corbin") as its independent accountants. The determination to dismiss Corbin was made by the Audit Committee of the Board of Directors of the Company.

Corbin reported on the Company's consolidated financial statements for each of the years ended December 31, 2003 and 2002. These reports did not contain any adverse opinion, disclaimer of opinion, or qualification or modification as to uncertainty, audit scope or accounting principles. Since their retention as the Company's independent accountants on January 6, 2003 and through April 16, 2004, there were no disagreements with Corbin on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to Corbin's satisfaction would have caused Corbin to make reference thereto in their report on the consolidated financial statements of the Company for such years. During the period of their retention there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Corbin with a copy of the foregoing disclosures. A letter from Corbin addressed to the Securities and Exchange Commission is included as Exhibit 16 to this Current Report on Form 8-K and states that Corbin agrees with such disclosure.

(b) New Independent Accountants

The Company engaged Ernst & Young LLP ("E&Y") as its new independent accountants as of April 21, 2004. During the two most recent fiscal years and through April 21, 2004, the Company has not consulted with E&Y regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report was provided to the Company or oral advice was provided that E&Y concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304
(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.


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ITEM 7.     Exhibits.

       Exhibit
       Number      Description
       ------      -----------

        16 Letter, dated April 16, 2004, from Corbin & Company, LLP to the Securities and Exchange Commission.






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 NORTHGATE INNOVATIONS, INC.
                                                 (Registrant)


Date:    April 21, 2004                          /s/ THEODORE B. MUFTIC
                                                 ---------------------------
                                                 Name:   Theodore B. Muftic
                                                 Title:  Chief Financial Officer



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                                  EXHIBIT INDEX

        Exhibit
        Number                          Exhibit
        -------                         -------

         16 Letter, dated April 16, 2004, from Corbin & Company, LLP to the Securities and Exchange Commission.